UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   August 30, 2005
MICROS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-09993	52-1101488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
(Address of principal executive offices)                      (ZIP Code)
Registrant’s telephone number, including area code: 443-285-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition
The registrant’s press release dated August 30, 2005, regarding its financial results for the three- and twelve-month periods ended June 30, 2005, is attached as Exhibit 99.1 to this Form 8-K. Additionally, the registrant’s press release dated August 31, 2005, regarding guidance with respect to meeting published expectations, is attached as Exhibit 99.2.
Finally, a transcript of the earnings conference call convened on August 30, 2005, is attached as Exhibit 99.3.
Note: The information in Item 2.02 of this Form 8-K, and Exhibit 99, attached, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROS Systems, Inc.
By: /s/ Gary C. Kaufman Name: Gary C. Kaufman Title: Executive Vice President, Finance and Administration, and Chief Financial Officer
Date: August 30, 2005

EXHIBIT INDEX:
99.1 — Press Release
99.2 — Press Release
99.3 — Transcript